UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2021

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2021, Athenex, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to the License Agreement (the “License”) dated December 8, 2011, between the Company and PharmaEssentia Corp. (“PharmaEssentia”). The Second Amendment, among other things, expands the territory covered by the License for tirbanibulin ointment (formerly known as KX01 or KX2-391) to include two additional territories, Japan and South Korea, and expands the existing field under the license to Taiwan, Singapore and Malaysia to include dermatology indications and skin cancer.

Under the expanded License, the Company will receive an upfront payment of $500,000 (the “Upfront Payment”). The Company will also be eligible to receive milestone payments of up to $13 million associated with the achievement of certain development and sales milestones. Further, the Company will be eligible to receive tiered double-digit royalties ranging from the low to high twenties on net sales of tirbanibulin ointment in Japan and South Korea. The Company will supply the licensed products under a supply agreement for a separate fee.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 18, 2021, the Company issued a press release to announce the entry into the Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release dated February 18, 2021 (the attached reflects updated footnotes to correct the attribution of the statements they support)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: February 18, 2021	/s/ Randoll Sze
	Name:	Randoll Sze
	Title:	Chief Financial Officer